Exhibit 3.253
STATE OF NEVADA

ROSS MILLER Secretary of State	SCOTT W. ANDERSON Deputy Secretary for Commercial Recordings
OFFICE OF THE
SECRETARY OF STATE
Certified Copy
March 14, 2011

Job Number:	C20110311-2688
Reference Number:	00003048221-00
Expedite:
Through Date:
The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C10656- 1998-001	Articles of Incorporation	3 Pages/1 Copies
C10656-1998-003	Amendment	1 Pages/1 Copies

Respectfully, ROSS MILLER Secretary of State
Certified By: Christine Rakow
Certificate Number: C20110311-2688
You may verify this certificate
online at http://www.nvsos.gov/
Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

MAY- 7-98 THU 2:42 PM CDS NEVADA FAX NO. 17028840493 P. 2

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAY 07 1998

No. C10656-98

Dean Heller
DEAN HELLER, SECRETARY OF STATE

Articles of Incorporation
(PURSUANT TO NRS 78)
STATE OF NEVADA
Secretary of State

Invoice
Filing fee: $125.00
Receipt #:

(For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form.
TYPE OR PRINT (BLACK INK ONLY).

1. NAME OF CORPORATION: PHC-Elko, Inc.
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: National Registered Agents, Inc.

Street Address: 400 W. King Street Carson City, NV 89703
Street No. Street Name City Zip

3. SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value: 100 Par value: $.01 Number of shares without par value: None
4. GOVERNING BOARD: shall be styled as (check one): X Directors ___ Trustees
The FIRST BOARD OF DIRECTORS shall consist of 2 members and the names and addresses are as follows:

Name	Address	City/State/Zip
Martin S. Rash	105 Westwood Place, Brentwood,	TN 37027
Richard Gore	105 Westwood Place, Brentwood,	TN 37027

5. PURPOSE (optional—see reverse side): The purpose of the corporation shall be:

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 1
7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized.) (Attach additional pages if there are more than two incorporators.)

L. Kelly Christopher	E. Brent Hill, Esq.
Name (print) Waller Lansden Dortch & Davis	Name (print) Waller Lansden Dortch & Davis
P.O. Box 198966, Nashville, TN 37219	P.O. Box 198966, Nashville, TN 37219
Address City/State/Zip	Address City/State/Zip
L. Kelly Christopher (Signature)	E. Brent Hill (Signature)
This instrument was acknowledged before me on May 7, 1998, by	This instrument was acknowledged before me on May 7, 1998, by
L. Kelly Christopher (Name of Person)	E. Brent Hill (Name of Person)
as incorporator of PHC-Elko Inc.	as incorporator of PHC-Elko Inc.
(name of party on behalf of whom instrument was executed)	(name of party on behalf of whom instrument was executed)
Ruth B. Hayes (Notary Public Signature)	Ruth B. Hayes (Notary Public Signature)
(affix notary stamp or seal) My Commission Expires May 23, 1999	My Commission Expires MAY 23, 1999

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
I, National Registered Agents, Inc. hereby accept appointment as Resident Agent for the above named corporation.
Michelle Ellis 5-7-98
Signature of Resident Agent Date

Articles of Incorporation STATE OF NEVADA
P. 2 No.
DEAN HELLER, SECRET OF STATE
IMPORTANT: Read innrocrons on reverse in
TYPE OR PRINT (BLACK INK ONLY) 1. NAME OF CORPORATION:
StreatAdress: 400 W. King
SHAKES:
City
NV 89703
Zip
GOVERNING J30AS& slnBl««jW»*fd«eko«); fccEHtSTWA
Kartin g.
103
105

Articles Of Incorporation
PHC-Elko, Inc.
6.	Other Matters: The initial officers of the corporation shall be:

President	Martin S. Rash
Vice President	John M. Rutledge
Vice President, Treasurer	Richard Gore
Vice President & Controller	Brenda Rector
Vice President & Secretary	Howard T. Wall.
Vice President & Asst. Treasurer	Christopher T. Hannon
Address is 105 Westwood Place Ste. 400 Brentwood, TN 37027.

Commonwealth of Virginia

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA
MAY 08 1998
DEAN HELLER SECRETARY OF STATE
No. C 10657-98

State Corporation Commission

I Certify the Following from the Records of the Commission:

POWERLINE COMMUNICATIONS SYSTEMS INC. is a corporation existing under and by virtue of the laws of Virginia, and is in good standing.

The date of incorporation is November 21, 1997.

Nothing more is hereby certified.

STATE CORPORATION COMMISSION VIRGINIA SIC SEMPER TYRANNIS 1903

Signed and Sealed at Richmond on this Date: February 11, 1998

William J. Bridge

William J. Bridge, Clerk of the Commission

CIS20508

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

(After Issuance of Stock)	Filed by:
PHC-Elko, Inc.

Name of Corporation
JUN 05 1998
No. C10656-98
[ILLEGIBLE]
DEAN HELLER, SECRETARY OF STATE
We the undersigned     Richard D. Gore                                                                                                                  and
President or Vice President

Howard T. Wall Secretary or Assistant Secretary	of	PHC-Elko, Inc. Name of Corporation	do hereby certify:
     That the Board of Directors of said corporation at a meeting duly convened, held on the 2nd day of June, 1998, adopted a resolution to amend the original articles as follows:
     Articles of Incorporation shall be amended to add Article IX which reads as follows:
In the event the Corporation acquires Elko General Hospital in Elko, Nevada, the Corporation shall establish and maintain an Advisory Board for Elko General Hospital or any replacement thereof. This Advisory Board shall consist of persons who represent a broad section of the people to be served by Elko General Hospital or any replacement thereof.
     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of incorporation is _______; that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

/s/ [ILLEGIBLE] President or Vice President

[ILLEGIBLE] Secretary or Assistant Secretary

State of Tennessee	ü ý þ
ss.
County of Williamson
     On June 2, 1998 personally appeared before me, a Notary Public.
Richard D. Gore and Howard T. Wall

who acknowledged
Names of Persons reporting and Signing Document
that they executed the above instrument.

/s/ [ILLEGIBLE] Signature of Notary

(Notary Stamp or Seal)	My Commission Expires JAN 29, 2000